BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated February 27, 2015 to the Prospectus of the Fund, dated December 29, 2014

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Achievement Asset Management LLC will serve as a sub-adviser to the Fund.

Effective immediately, the following changes are made to the Fund’s Prospectus:

The tables in the sections entitled “Fund Overview — Principal Investment Strategies of the Fund” and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are hereby amended to add the following:

Relative Value	Achievement Asset Management LLC

The second paragraph of the section entitled “Fund Overview — Investment Manager” is hereby deleted in its entirety and replaced with the following:

The Fund’s Sub-Advisers are Achievement Asset Management LLC, Benefit Street Partners, LLC, Independence Capital Asset Partners, LLC, LibreMax Capital, LLC, MeehanCombs LP and QMS Capital Management LP.

The section entitled “Management of the Fund — BlackRock and the Sub-Advisers — Sub-Advisers” is hereby amended to add the following:

Achievement Asset Management LLC (“AAM”), 141 West Jackson Boulevard, Suite 800, Chicago, Illinois 60604, serves as a sub-adviser to the Fund. AAM, formerly known as PEAK6 Advisors LLC, was founded in 2005 and will focus on managing assets for the Fund utilizing a relative value strategy. Total assets under management by AAM were approximately $2 billion as of December 31, 2014.

The section entitled “For More Information — Fund and Service Providers — Sub-Advisers” is hereby amended to add the following:

Achievement Asset Management LLC

141 West Jackson Boulevard

Suite 800

Chicago, Illinois 60604

Shareholders should retain this Supplement for future reference.

PRO-MMAS-0215SUP